INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	Highland Healthcare Opportunities Fund

Shares		Value ($)
Common Stocks — 98.6%
HEALTHCARE — 98.6%
Biotechnology — 25.8%
10,000	AbbVie, Inc. (c)	875,900
48,800	Amicus Therapeutics, Inc. (d)	689,056
5,000	Ascendis Pharma ADR (d)	771,600
6,000	Biohaven Pharmaceutical Holding (d)	390,060
5,000	BioMarin Pharmaceutical (d)	380,400
30,000	Coherus Biosciences, Inc. (d)	550,200
12,000	Heron Therapeutics, Inc. (d)	177,840
12,000	Insmed (d)	385,680
63,114	Minerva Neurosciences, Inc. (d)(e)	200,702
4,000	Moderna (d)	283,000
85,000	Mustang Bio (d)	267,750
15,400	Natera (d)	1,112,496
5,300	uniQure (d)	195,199
4,000	Zymeworks (d)	186,320

		6,466,203

Healthcare Equipment & Supplies — 20.9%
20,000	Axonics Modulation Technologies (d)(e)	1,020,800
2,000	Becton Dickinson	465,360
23,000	Boston Scientific Corp. (c)(d)	878,830
10,050	Edwards Lifesciences Corp. (d)	802,191
12,000	Establishment Labs Holdings (d)	222,360
10,000	Silk Road Medical (d)	672,100
5,500	Tandem Diabetes Care (d)	624,250
4,000	Zimmer Holdings, Inc. (c)	544,560

		5,230,451

Healthcare Providers & Services — 23.6%
20,000	Acadia Healthcare, Inc. (d)	589,600
4,000	Anthem, Inc.	1,074,360
9,000	Centene (c)(d)	524,970
4,400	Cigna Corp.	745,404
4,400	Humana, Inc. (c)	1,821,116
3,000	Laboratory Corp of America Holdings (c)(d)	564,810
4,000	McKesson, Inc. (c)	595,720

		5,915,980

Healthcare Technology — 1.8%
2,000	Teladoc Health, Inc. (d)(e)	438,480

Life Sciences Tools & Services — 17.1%
25,000	Avantor (d)	562,250
4,500	Bio-Rad Laboratories, Inc., Class A (c)(d)	2,319,570
1,500	Illumina (c)(d)	463,620
2,100	Thermo Fisher Scientific (c)	927,192

		4,272,632

Shares		Value ($)
Common Stocks (continued)
HEALTHCARE (continued)
Pharmaceuticals — 9.4%
25,000	Agile Therapeutics (d)	76,000
10,000	Evolus (d)(e)	39,100
33,933	EyePoint Pharmaceuticals (d)	17,581
14,000	Merck & Co., Inc. (c)	1,161,300
10,000	Nektar Therapeutics, Class A (d)	165,900
1,000	Pacira BioSciences, Inc. (d)	60,120
20,000	Paratek Pharmaceuticals, Inc. (d)(e)	108,200
54,749	SteadyMed, Ltd. (d)(f)(g)	40,405
15,000	Takeda Pharmaceutical Co., Ltd.	532,171
40,205	VYNE Therapeutics (d)	66,740
5,000	Zogenix, Inc. (d)(e)	89,650

		2,357,167

	Total Common Stocks (Cost $20,982,176)	24,680,913

Preferred Stock — 0.0%
HEALTHCARE — 0.0%
Healthcare Technology — 0.0%
608,695	AMINO, Inc., Series C (d)(f)(g)(h)(i)	—

	Total Preferred Stock (Cost $3,499,996)	—

Units
Warrants — 0.0%
HEALTHCARE — 0.0%
Biotechnology — 0.0%
4,752	Gemphire Therapeutics, Inc., Expires 03/15/2022(d)(f)(g)	260

Pharmaceuticals — 0.0%
25,500	Scynexis, Inc., Expires 06/21/2021(d)(f)(g)	—

	Total Warrants (Cost $–)	260

Principal $
Repurchase Agreements (a)(b) — 4.2%
249,000	Citigroup Global Markets 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $249,001 (collateralized by U.S. Government obligations, ranging in par value $4,355 - $30,449, 0.000% - 4.625%, 11/27/2020 – 11/01/2059; with total market value $253,980)	249,000

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of September 30, 2020	Highland Healthcare Opportunities Fund

Principal ($)		Value ($)
Repurchase Agreements (continued)
249,000	Daiwa Capital Markets 0.090%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $249,001 (collateralized by U.S. Government obligations, ranging in par value $0—$66,400, 0.000%—6.500%, 11/15/2020 – 03/01/2052; with total market value $253,980)	249,000
249,000	HSBC Securities 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $249,001 (collateralized by U.S. Government obligations, ranging in par value $21—$83,000, 0.000%—5.000%, 11/01/2026 – 08/01/2050; with total market value $253,980)	249,000
48,348	JPMorgan Securities 0.060%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $48,348 (collateralized by U.S. Government obligations, ranging in par value $8,597—$20,703, 0.000%—1.750%, 11/19/2020 – 08/31/2024; with total market value $49,315)	48,348
249,000	RBC Dominion Securities 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $249,001 (collateralized by U.S. Government obligations, ranging in par value $0—$38,877, 0.000%—5.500%, 10/27/2020 – 07/15/2061; with total market value $253,980)	249,000

	Total Repurchase Agreements (Cost $1,044,348)	1,044,348

Shares
Cash Equivalent — 1.7%
MONEY MARKET FUND (j) — 1.7%
435,355	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.010%	435,355

	Total Cash Equivalent (Cost $435,355)	435,355

Total Investments - 104.5%		26,160,876

(Cost $25,961,875)
Other Assets & Liabilities, Net -(4.5)% (k)		(1,130,988)

Net Assets - 100.0%		25,029,888

(a)	Tri-Party Repurchase Agreement.
(b)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2020 was $1,044,348.
(c)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $3,232,117.
(d)	Non-income producing security.
(e)

Securities (or a portion of securities) on loan. As of September 30, 2020, the fair value of securities loaned was $1,013,666. The loaned securities were secured with cash and securities collateral of $1,044,283. Collateral is calculated based on prior day’s prices.

(f)

Securities with a total aggregate value of $40,665, or 0.2% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(g)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $40,665, or 0.2% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2020. Please see Notes to Investment Portfolio.

(h)	There is currently no rate available.
(i)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
AMINO, Inc.	Preferred Stock	11/18/2016	$3,499,996	$0	0.0%

(j)	Rate shown is 7 day effective yield.
(k)	As of September 30, 2020, $13,634 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	NexPoint Merger Arbitrage Fund

Shares		Value ($)
Common Stocks — 56.2%
COMMUNICATION SERVICES — 3.6%
22,051	Bitauto Holdings ADR (c)	347,303
22,400	GCI Liberty, Inc. (c)	1,835,904

		2,183,207

CONSUMER DISCRETIONARY — 6.6%
54,199	Grubhub (c)	3,953,817
9,700	Hudson, Class A (c)	73,720

		4,027,537

ENERGY — 1.2%
40,455	Devon Energy	382,704
87,146	Montage Resources (c)(d)	382,571

		765,275

FINANCIALS — 12.5%
22,262	Bridge Bancorp	388,027
51,348	E*TRADE Financial Corp.	2,569,967
1,200	GAINSCO (c)	121,800
25,500	Genworth Financial, Class A (c)	85,425
72,947	National General Holdings	2,461,961
5,600	Standard AVB Financial	182,840
48,172	TD Ameritrade Holding	1,885,934

		7,695,954

HEALTHCARE — 22.9%
62,591	Aimmune Therapeutics, Inc. (c)(d)	2,156,260
36,953	Akcea Therapeutics (c)	670,327
55,200	Immunomedics, Inc. (c)	4,693,656
23,762	Livongo Health (c)	3,327,868
61,856	Momenta Pharmaceuticals (c)	3,246,203

		14,094,314

INDUSTRIALS — 4.4%
64,566	Vivint Solar (c)	2,734,370

INFORMATION TECHNOLOGY — 5.0%
131,335	InnerWorkings (c)	392,692
56,670	MobileIron (c)	397,257
58,000	Perceptron (c)	394,400
59,350	Rosetta Stone (c)	1,779,313
2,169	Virtusa (c)	106,628

		3,070,290

	Total Common Stocks (Cost $34,075,841)	34,570,947

Special Purpose Acquisition Companies — 13.3%
1,300	Apex Technology Acquisition, Class A (c)	13,780
3,934	Capstar Special Purpose Acquisition (c)(d)	40,141
2,598	Capstar Special Purpose Acquisition, Class A (c)	25,538
152,312	CC Neuberger Principal Holdings II (c)(d)	1,573,383
13,300	CF Finance Acquisition II (c)	133,266
102,040	Churchill Capital IV, Class A (c)(d)	997,951
28,977	CIIG Merger, Class A (c)	290,350
20,000	Cohn Robbins Holdings (c)	201,800

Shares		Value ($)
Special Purpose Acquisition Companies (continued)
799	FinServ Acquisition (c)	8,326
12,500	Fortress Value Acquisition II (c)	128,752
13,400	FTAC Olympus Acquisition (c)	134,000
48,743	GO Acquisition (c)	491,329
50,000	Gores Holdings V (c)(d)	517,500
2,000	Gores Metropoulos, Class A (c)	22,840
27,701	GS Acquisition Holdings II, Class A (c)(d)	298,063
27,386	Healthcare Merger (c)	295,769
19,201	Highcape Capital Acquisition (c)	193,930
25,000	Hudson Executive Investment, Class A (c)	245,625
99,534	Longview Acquisition, Class A (c)	977,424
5,860	NewHold Investment (c)	58,952
6,733	Osprey Technology Acquisition, Class A (c)	68,609
1,000	Qell Acquisition (c)	10,160
44,027	Thunder Bridge Acquisition II, Class A (c)	449,075
9,956	Trebia Acquisition (c)	107,525
47,900	TWC Tech Holdings II (c)(d)	485,227
40,000	Vesper Healthcare Acquisition (c)	410,400

	Total Special Purpose Acquisition Companies (Cost $8,018,085)	8,179,715

Preferred Stock — 0.2%
FINANCIALS — 0.2%
15,462	Tectonic Financial 9.00% (d)(e)(f)	114,573

	Total Preferred Stock (Cost $120,758)	114,573

Units
Warrants — 0.1%
2,777	Apex Technology Acquisition, Expires 10/03/2026 (c)	5,415
20,408	Churchill Capital IV, Expires 09/21/2025 (c)	30,200
5,427	GS Acquisition Holdings II, Expires 08/23/2025 (c)	11,668
7,767	Longview Acquisition, Expires 07/02/2025 (c)	7,534

	Total Warrants (Cost $49,222)	54,817

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2020	NexPoint Merger Arbitrage Fund

Contracts
Purchased Put Options(c) — 0.1%
	Total Purchased Put Options (Cost $90,946)	90,985

Units		Value ($)
Rights — 0.0%
Healthcare — 0.0%
2,250	Celgene Corp. (c)	5,063

	Total Rights (Cost $4,896)	5,063

Principal $
Repurchase Agreements (a)(b) — 3.7%
524,130	Citigroup Global Markets 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $524,131 (collateralized by U.S. Government obligations, ranging in par value $9,168 - $64,094, 0.000% - 4.625%, 11/27/2020 – 11/01/2059; with total market value $534,613)	524,130
524,130	Daiwa Capital Markets 0.090%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $524,131 (collateralized by U.S. Government obligations, ranging in par value $0 - $139,768, 0.000% - 6.500%, 11/15/2020 – 03/01/2052; with total market value $534,613)	524,130
524,130	HSBC Securities USA 0.070%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $524,131 (collateralized by U.S. Government obligations, ranging in par value $118 - $748,757, 0.000% - 3.500%, 11/15/2025 – 10/20/2049; with total market value $534,613)	524,130
155,380	Morgan Stanley & Co. 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $155,380 (collateralized by U.S. Government obligations, ranging in par value $0 - $37,822, 2.000% - 8.000%, 07/01/2021 – 10/01/2050; with total market value $158,488)	155,380

Principal $		Value ($)
Repurchase Agreements (a)(b) (continued)
524,130	RBC Dominion Securities 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $524,131 (collateralized by U.S. Government obligations, ranging in par value $0 - $81,833, 0.000% - 5.500%, 10/27/2020 – 07/15/2061; with total market value $534,613)	524,130

	Total Repurchase Agreements (Cost $2,251,900)	2,251,900

Shares
Cash Equivalent — 17.3%
MONEY MARKET FUND (g) — 17.3%
10,659,490	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.010%	10,659,490

	Total Cash Equivalent (Cost $10,659,490)	10,659,490

Total Investments - 90.9%		55,927,490

(Cost $55,271,138)

Securities Sold Short — (22.2)%
Exchange-Traded Fund — (0.1)%
(246)	Invesco CurrencyShares Euro Currency Trust	(27,151)

	Total Exchange-Traded Fund (Proceeds $26,042)	(27,151)

Common Stocks — (22.1)%
COMMUNICATION SERVICES — (3.0)%
(12,992)	Liberty Broadband, Class C (h)	(1,856,167)

ENERGY — (1.2)%
(162,582)	Southwestern Energy (h)	(382,068)
(78,326)	WPX Energy (h)	(383,797)

		(765,865)

FINANCIALS — (7.9)%
(52,212)	Charles Schwab	(1,891,641)
(34,354)	Dime Community Bancshares	(388,544)
(53,567)	Morgan Stanley	(2,589,964)

		(4,870,149)

HEALTHCARE — (5.0)%
(14,067)	Teladoc Health, Inc. (h)	(3,084,049)

INDUSTRIALS — (4.5)%
(35,511)	Sunrun (h)	(2,736,833)

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2020	NexPoint Merger Arbitrage Fund

Shares		Value ($)
INFORMATION TECHNOLOGY — (0.5)%
(4,494)	Acacia Communications (h)	(302,896)

	Total Common Stocks (Proceeds $13,324,443)	(13,615,959)

	Total Securities Sold Short - (22.2)% (Proceeds $13,350,485)	(13,643,110)

Other Assets & Liabilities, Net - 31.3% (i)		19,254,080

Net Assets - 100.0%		61,538,460

(a) Tri-Party Repurchase Agreement.
(b) This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2020 was $2,251,900.
(c) Non-income producing security.

(d)   Securities (or a portion of securities) on loan. As of September 30, 2020, the fair value of securities loaned was $3,286,840. The loaned securities were secured with cash and securities collateral of $3,366,614. Collateral is calculated based on prior day’s prices.

(e)   Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2020. Current LIBOR rates include 3 months which is equal to 0.234%.

(f) Perpetual security with no stated maturity date.
(g) Rate shown is 7 day effective yield.
(h) No dividend payable on security sold short.
(i) As of September 30, 2020, $19,886,288 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2020	NexPoint Merger Arbitrage Fund

Purchased options contracts outstanding as of September 30, 2020 were as follows:

Description	Exercise price	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED PUT OPTIONS:
Immunomedics, Inc.	$85.00	October 2020	150	$1,275,450	$22,693	$22,500
Immunomedics, Inc.	80.00	November 2020	194	1,649,582	40,224	41,710
Genworth Financial	3.50	January 2021	255	109,140	28,029	26,775

					$90,946	$90,985

Written options contracts outstanding as of September 30, 2020 were as follows:

Description	Exercise price	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
Momenta Pharmaceuticals	$52.50	October 2020	(12)	$62,976	$(189)	$(60)
Aimmune Therapeutics, Inc.	35.00	January 2021	(2)	6,890	(17)	(10)
Aimmune Therapeutics, Inc.	35.00	December 2020	(42)	144,690	(786)	(210)
Akcea Therapeutics, Inc.	20.00	January 2021	(25)	45,350	(318)	(500)
Principia Biopharma Inc.	100.00	February 2021	(55)	552,750	(1,043)	(275)
Immunomedics, Inc.	90.00	November 2020	(305)	2,593,415	(4,658)	(3,050)
Rosetta Stone	30.00	December 2020	(86)	257,828	(794)	(516)
Rosetta Stone	30.00	March 2021	(11)	32,978	(41)	(110)

					$(7,846)	$(4,731)

The Fund had the following swap contracts, which did not require pledged collateral, open at September 30, 2020:

Swap contracts outstanding as of September 30, 2020 were as follows:

Underlying Instrument	Fund Pays	Fund Receives	Payment Frequency	Counterparty	Expiration Date	Currency	Notional Amount ($)	Fair Value ($)	Upfront Premiums Paid (Received) ($)	Mark to Market ($)	Unrealized Appreciation/ (Depreciation) ($)
Long Equity TRS
Ahlstrom-Munksjo	3 Month EUR LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	October 5, 2021	EUR	46,133	48,681	2,565	2,548	(17)
Citadel Group	3 Month AUD LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	September 17, 2021	AUD	1,003,174	1,183,969	180,000	180,795	795
Gunnebo AB	3 Month SEK LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	October 1, 2021	SEK	1,349,946	1,404,207	54,307	54,261	(46)
Hastings Group Holdings	1 Month GBP LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	August 26, 2021	GBP	739,150	1,032,324	293,000	293,174	174
Highland Gold Mining	3 Month GBP LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	August 18, 2021	GBP	80,412	108,876	27,195	28,464	1,269
HIQ International	3 Month SEK STIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	September 22, 2021	SEK	8,168,475	8,280,458	113,712	111,983	(1,729)
Industria Macchi	3 Month EUR LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	October 2, 2021	EUR	1,044,716	1,058,380	15,500	13,664	(1,836)
IPL Plastics	1 Month CAD LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	September 2, 2021	CAD	1,679,447	1,852,653	168,800	173,206	4,406

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2020	NexPoint Merger Arbitrage Fund

Underlying Instrument	Fund Pays	Fund Receives	Payment Frequency	Counterparty	Expiration Date	Currency	Notional Amount ($)	Fair Value ($)	Upfront Premiums Paid (Received) ($)	Mark to Market ($)	Unrealized Appreciation/ (Depreciation) ($)
Just Eat Takeaway	1 Month EUR LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	September 1, 2021	EUR	36,435	3,139,565	3,312,127	3,103,130	(208,997)
Keihin Corp	3 Month JPY LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	September 28, 2021	JPY	145,369,728	145,423,099	56,000	53,371	(2,629)
Mediawan SA	1 Month EUR LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	August 3, 2021	EUR	458,445	495,815	38,327	37,370	(957)
NIBC Holding NV	1 Month EUR LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	August 3, 2021	EUR	126,050	144,306	17,139	18,256	1,117
Showa Corp	3 Month JPY LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	September 30, 2021	JPY	96,178,852	96,219,387	41,900	40,535	(1,365)
Sonae Capital	1 Month EUR LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	August 6, 2021	EUR	33,215	84,840	50,000	51,625	1,625

Total Total Return Swaps										4,162,382	(208,190)

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	Highland Opportunistic Credit Fund

Shares		Value ($)
Common Stocks — 18.9%
COMMUNICATION SERVICES — 18.9%
5,082	TerreStar Corporation (a)(b)(c)(g)	1,703,639

MATERIALS — 0.0%
6,632	Omnimax International, Inc. (a)(b)(c)	—

	Total Common Stocks (Cost $3,363,414)	1,703,639

Principal $
U.S. Senior Loan (d) — 6.2%
COMMUNICATION SERVICES — 6.2%
566,254	TerreStar Corporation, Term Loan A, 11.000% PIK 02/25/22 (a)(b)	565,688

	Total U.S. Senior Loan (Cost $566,358)	565,688

Corporate Bonds & Notes — 0.0%
COMMUNICATION SERVICES — 0.0%
411	iHeartCommunications, Inc. 6.38%, 05/01/26	429

ENERGY — 0.0%
2,437,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (a)(b)(e)(f)	—
464	Sable Permian Resources Land 7.38%, 11/01/21 (e)(f)	35

		35

UTILITIES — 0.0%
3,265,675	Bruce Mansfield Pass-Through Trust 6.85%, 06/01/34 (e)	—

	Total Corporate Bonds & Notes (Cost $1,404,497)	464

Foreign Corporate Bonds & Notes — 0.0%
NETHERLANDS — 0.0%
317,982	Celtic Pharma Phinco BV, 17.00%, (a)(b)(e)	—

	Total Foreign Corporate Bonds & Notes (Cost $212,562)	—

Shares
Cash Equivalent — 74.9%
MONEY MARKET FUND (h)(i) — 74.9%
6,761,233	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.010%	6,761,233

	Total Cash Equivalent (Cost $6,761,233)	6,761,233

Total Investments - 100.0%		9,031,024

(Cost $12,308,064)
Other Assets & Liabilities, Net – 0.0%		(999)

Net Assets - 100.0%		9,030,025

(a)

Securities with a total aggregate value of $2,269,327, or 25.1% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $2,269,327, or 25.1% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2020. Please see Notes to Investment Portfolio.

(c)	Non-income producing security.
(d)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of September 30, 2020, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 0.149% and 0.234%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(e)	The issuer is, or is in danger of being, in default of its payment obligation.
(f)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2020, these securities amounted to $35 or 0.0% of net assets.

(g)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
TerreStar Corporation	Common Stock	12/12/2014	$1,456,829	$1,703,639	18.9%

(h)	Rate shown is 7 day effective yield.
(i)	Financial Statements for this Money Market Fund can be found on BNY’s website https://im.bnymellon.com/.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	Highland Funds I

Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with four portfolios that were offered as of September 30, 2020, each of which is non-diversified. This report includes information for the three months ended September 30, 2020 for Highland Healthcare Opportunities Fund (the “Healthcare Opportunities Fund”), NexPoint Merger Arbitrage Fund (the “Merger Arbitrage Fund”) (fka Highland Merger Arbitrage Fund), and Highland Opportunistic Credit Fund (the “Opportunistic Credit Fund”) (each a “Fund” and, collectively, the “Funds”). Highland/iBoxx Senior Loan ETF is reported separately.

On March 18, 2020 the Board approved a plan to liquidate the Opportunistic Credit Fund in an orderly manner. The liquidation plan originally set the date of liquidation to be on or about June 16, 2020; however, in the context of the current unprecedented market volatility, the Liquidation date has been extended to allow additional time for the Fund to liquidate its remaining holdings.

Valuation of Investments

The Funds’ investments are recorded at fair value. In computing the Funds’ net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Funds’ Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Funds have determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ net asset value (“NAV”)), will be valued by the Funds at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds. The NAV shown in the Funds’ financial statements may vary from the NAV published by each Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2020	Highland Funds I

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2020, the Funds’ investments consisted of senior loans, bonds and notes, common stocks, cash equivalents, special purpose acquisition companies, preferred stock, exchange-traded funds, rights, warrants, securities sold short, equity swaps, and options. The fair value of the Funds’ loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, preferred stocks, exchange-traded funds, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2020	Highland Funds I

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund’s assets as of September 30, 2020 is as follows:

	Total value at September 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Healthcare Opportunities Fund
Assets
Common Stocks(1)	$24,680,913	$24,640,508	$–	$40,405
Preferred Stock (1)(2)	–	–	–	–
Warrants (1)(2)	260	–	–	260
Repurchase Agreements	1,044,348	–	1,044,348	–
Cash Equivalent	435,355	435,355	–	–

Total Assets	26,160,876	25,075,863	1,044,348	40,665

Total	$26,160,876	$25,075,863	$1,044,348	$40,665

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

	Total value at September 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Merger Arbitrage Fund
Assets
Common Stocks (1)	$34,570,947	$34,570,947	$–	$–
Special Purpose Acquisition Companies	8,179,715	8,179,715	–	–
Preferred Stock (1)	114,573	–	114,573	–
Warrants	54,817	54,817	–	–
Purchased Put Options	90,985	90,985	–	–
Rights (1)	5,063	5,063	–	–
Repurchase Agreements	2,251,900	–	2,251,900	–
Cash Equivalent	10,659,490	10,659,490	–	–

Total Assets	55,927,490	53,561,017	2,366,473	–

Liabilities
Securities Sold Short
Exchange-Traded Fund	$(27,151)	$(27,151)	$–	$–
Common Stocks (1)	(13,615,959)	(13,615,959)	–	–
Other Financial Instruments
Written Call Options	(4,731)	(4,731)	–	–
Total Return Swaps (2)	(208,190)	–	(208,190)	–

Total Liabilities	(13,855,771)	(13,647,841)	(208,190)	–

Total	$42,071,459	$39,913,176	$2,158,283	$–

(1)	See Investment Portfolio detail for industry breakout.
(2)	Swaps are valued at the unrealized depreciation on the instrument.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2020	Highland Funds I

	Total value at September 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Opportunistic Credit Fund
Assets
Common Stocks (1)(2)	$1,703,639	$–	$–	$1,703,639
U.S. Senior Loans (1)	565,688	–	–	565,688
Corporate Bonds & Notes (1)(2)	464	–	464	–
Foreign Corporate Bond & Notes (1)(2)	–	–	–	–
Cash Equivalent	6,761,233	6,761,233	–	–

Total Assets	9,031,024	6,761,233	464	2,269,327

Total	$9,031,024	$6,761,233	$464	$2,269,327

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

Amounts designated as “—” are $0.

The tables below set forth a summary of changes in the Healthcare Opportunities Fund and the Opportunistic Credit Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended September 30, 2020. The Merger Arbitrage Fund had no Level 3 assets as of September 30, 2020.

	Balance as of June 30, 2020 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Realized Gain (Loss) $	Change in Net Unrealized Appreciation (Depreciation) $	Net Purchases $	Net Sales $	Balance as of September 30, 2020 $	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2020 $
Highland Healthcare
Opportunities Fund
Common Stocks	40,405	—	—	—	—	—	—	—	40,405	—
Preferred Stock(1)	—	—	—	—	—	—	—	—	—	—
Warrants	27,677	—	—	—	—	(27,417)	—	—	260	(27,417)

Total	68,082	—	—	—	—	(27,417)	—	—	40,665	(27,417)

	Balance as of June 30, 2020 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Realized Loss $	Change in Net Unrealized Appreciation (Depreciation) $	Net Purchases $	Net Sales $	Balance as of September 30, 2020 $	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2020 $
Highland Opportunistic
Credit Fund
Common Stocks	1,724,334	—	—	—	—	(20,695)	—	—	1,703,639	(20,695)
U.S. Senior Loans	1,073,353	—	—	—	(422)	5,922	30,640	(543,805)	565,688	5,922

Total	2,797,687	—	—	—	(422)	(14,773)	30,640	(543,805)	2,269,327	(14,773)

(1)	This category includes securities with a value of zero.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2020	Highland Funds I

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Highland Healthcare Opportunities
Fund
Category	Fair Value at 09/30/2020	Valuation Technique	Unobservable Inputs	Input Value (s)
Common Stocks	$40,405	Implied Value	Cash Payment Value	$4.46
			Probability Assessment	20%
Preferred Stock	—	Transaction Indication of Value	Enterprise Value ($mm)	$0.00
Warrants	260	Black-Scholes	Long-Term Volatility	50%

Total	$40,665

Highland Opportunistic Credit Fund
Category	Fair Value at 09/30/2020	Valuation Technique	Unobservable Inputs	Input Value (s)
Common Stocks	$1,703,639	Multiples Analysis	Unadjusted Price/ MHz-PoP	$0.10 - $0.95
		Discounted Cash Flow	Discount Rate	14.5% - 16.5%
		Transaction Indication of Value	Enterprise Value ($mm)	$771
U.S. Senior Loans	565,688	Discounted Cash Flow	Discount Rate	11.10%
			Spread Adjustment	0.10%

Total	$2,269,327

The significant unobservable input used in the fair value measurement of the Healthcare Opportunities Fund’s common stock is the probability assumption. A significant increase (decrease) in this input in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Opportunistic Credit Fund’s common equity securities are: price/MHz-PoP multiple, discount rate, and enterprise value indication. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Opportunistic Credit Fund’s bank loans securities are: spread adjustment and discount rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 5% to as high as 95% as of September 30, 2020. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2020	Highland Funds I

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolios for the respective Funds.

Derivative Transactions

The Funds are subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract.

At September 30, 2020, the Funds did not invest in futures contracts.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (concluded)

As of September 30, 2020	Highland Funds I

Options

The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Swap Contracts

The Funds may use swaps as part of its investment strategy or to manage its exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. As of September 30, 2020, the Merger Arbitrage Fund was a party to open swap contracts having a net fair value of $260,476,560.

As of period ended September 30, 2020, the Healthcare Opportunities Fund and Opportunistic Credit Fund did not invest in swap contracts.

Affiliated Issuers

Under Section 2(a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control.

The Funds did not have any affiliated issuers as of September 30, 2020.

For more information with regard to significant accounting policies, see the most recent annual report filed with the U.S. Securities and Exchange Commission.